Exhibit 99.4

Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

JUDGE:	H.D. Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN	DISTRICT OF	TEXAS

6 DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: August 31, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Eric T. Logan	Interim Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Eric T. Logan	September 19, 2003
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Mark Corjay	Vice President, Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Mark Corjay	September 19, 2003
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS-1

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH June 30, 2003	MONTH July 31, 2003	MONTH August 31, 2003

ASSETS
1.	UNRESTRICTED CASH	$19,633	$1,287,416	$0	$0
2.	RESTRICTED CASH
3.	TOTAL CASH	$19,633	$1,287,416	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)	$11,170,376	$7,785,748	$8,640,054	$9,200,030
5.	INVENTORY	$11,236,001	$11,515,732	$11,361,945	$10,353,330
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES	$207,858	$277,598	$254,913	$292,384
8.	OTHER (ATTACH LIST)				$0
	Credit card and other receivables	$365,547	$443,446	$443,514	$443,583
	Prepaid merchandise	$813,207	$3,157,218	$2,180,067	$2,180,067
	TOTAL OTHER	$1,178,754	$3,600,664	$2,623,581	$2,623,650
9.	TOTAL CURRENT ASSETS	$23,812,622	$24,467,158	$22,880,493	$22,469,394
10.	PROPERTY, PLANT & EQUIPMENT	$1,269,806	$1,263,806	$1,278,309	$1,289,005
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$768,160	$803,301	$822,915	$842,528
12.	NET PROPERTY, PLANT & EQUIPMENT	$501,646	$460,505	$455,394	$446,477
13.	DUE FROM INSIDERS
14.	OTHER ASSETS—NET OF AMORTIZATION (ATTACH LIST)
	Goodwill	$11,716,275	$11,716,275	$11,716,275	$11,716,275
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$36,030,543	$36,643,938	$35,052,162	$34,632,146
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$(1,508,957)	$(2,442,194)	$(3,510,720)
18.	TAXES PAYABLE		$334,089	$321,038	$347,280
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
	Accrued expenses		$(61,806)	$3,116,396	$2,248,634
	Other accounts payable
23.	TOTAL POSTPETITION LIABILITIES		$(1,236,674)	$995,240	$(914,806)
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	$137,031
26.	UNSECURED DEBT	$7,194,185	$6,744,082	$6,124,370	$6,125,426
27.	OTHER (ATTACH LIST)
	Other accounts payable	$1,363,321	$1,686,365
	Accrued expenses	$884,000	$884,000	$884,000	$884,000
	Intercompany payables	$13,170,427	$14,643,258	$13,023,620	$14,220,249
	TOTAL OTHER	$15,417,748	$17,213,623	$13,907,620	$15,104,249
28.	TOTAL PREPETITION LIABILITIES	$22,748,964	$23,957,705	$20,031,990	$21,229,675
29.	TOTAL LIABILITIES	$22,748,964	$22,721,031	$21,027,231	$20,314,869
EQUITY
30.	PREPETITION OWNERS’ EQUITY	$13,281,579	$13,281,579	$13,281,579	$13,281,579
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$641,328	$743,352	$1,035,698
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$13,281,579	$13,922,907	$14,024,931	$14,317,277
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$36,030,543	$36,643,938	$35,052,162	$34,632,146

		Monthly Operating Report	Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS-2	ACCRUAL BASIS-2

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96	02/13/95, RWD, 2/96

INCOME STATEMENT

		MONTH 5/7/03-5/31/03	MONTH June 30, 2003	MONTH 31-Jul-03	MONTH 31-Aug-03

REVENUES
1.	GROSS REVENUES	$4,933,609	$6,155,312	$6,654,181	$6,315,665
2.	LESS: RETURNS & DISCOUNTS	$146,955
3.	NET REVENUE	$4,786,654	$6,155,312	$6,654,181	$6,315,665
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$4,031,195	$4,848,594	$5,817,797	$5,258,353
8.	GROSS PROFIT	$755,459	$1,306,718	$836,384	$1,057,312
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING	$48,667	$77,723	$48,139	$77,373
11.	GENERAL & ADMINISTRATIVE	$353,043	$391,999	$476,673	$448,464
12.	RENT & LEASE	$47,973	$77,474	$83,377	$57,234
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$449,683	$547,196	$608,189	$583,071
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$305,776	$759,522	$228,195	$474,241
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST) BANK FEES AND OTHER		$11,702	$12,477	$17,282
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION	$15,515	$19,614	$19,613	$19,613
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$15,515	$31,316	$32,090	$36,895
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES			$20,000	$0
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$20,000	$0
27.	INCOME TAX	$132,000	$245,139	$74,081	$145,000
28.	NET PROFIT (LOSS)	$158,261	$483,067	$102,024	$292,346

Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS-3

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

		MONTH 5/7/03-5/31/03	MONTH June 30, 2003	MONTH July 31, 2003	MONTH August 31, 2003

CASH RECEIPTS AND DISBURSEMENTS
1.	CASH—BEGINNING OF MONTH	$19,633	$111,524	$1,287,416	$0
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION
4.	POSTPETITION	$6,369,399	$8,113,763	$5,732,097	$5,994,229
5.	TOTAL OPERATING RECEIPTS	$6,369,399	$8,113,763	$5,732,097	$5,994,229
NON—OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)
7.	SALE OF ASSETS	$0
8.	OTHER (ATTACH LIST)
	Cash receipts transfers to Daisytek Inc.	$(6,369,399)	$(6,588,823)	$(5,785,078)	$(218,243)
	Payroll funding transfer from Daisytek Inc.	$305,564	$294,974	$291,480
	Other cash transfers from Daisytek Inc.	$5,220,609	$7,553,396	$4,275,975
	TOTAL OTHER	$(843,226)	$1,259,547	$(1,217,622)	$(218,243)
9.	TOTAL NON-OPERATING RECEIPTS	$(843,226)	$1,259,547	$(1,217,622)	$(218,243)
10.	TOTAL RECEIPTS	$5,526,173	$9,373,310	$4,514,474	$5,775,986
11.	TOTAL CASH AVAILABLE	$5,545,806	$9,484,834	$5,801,891	$5,775,986
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$242,756	$230,387	$222,742	$226,106
13.	PAYROLL TAXES PAID	$62,808	$64,587	$68,738	$70,490
14.	SALES, USE & OTHER TAXES PAID	$0	$48,263		$0
15.	SECURED / RENTAL / LEASES	$53,688	$53,688	$55,606
16.	UTILITIES	$7,699	$25,268	$31,576	$37,954
17.	INSURANCE
18.	INVENTORY PURCHASES	$4,592,675	$7,463,144	$4,007,237	$5,320,113
19.	VEHICLE EXPENSES
20.	TRAVEL	$6,742
21.	ENTERTAINMENT
22.	REPAIRS & MAINTENANCE
23.	SUPPLIES
24.	ADVERTISING			$19,643	$0
25.	OTHER (ATTACH LIST)
	Bank Fees	$215		$1,668	$25
	Other operating	$467,699	$312,079	$1,394,682	$121,298
	TOTAL OTHER	$467,914	$312,079	$1,396,349	$121,323
26.	TOTAL OPERATING DISBURSEMENTS	$5,434,282	$8,197,417	$5,801,891	$5,775,986
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES
28.	U.S. TRUSTEE FEES
29.	OTHER (ATTACH LIST)
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$5,434,282	$8,197,417	$5,801,891	$5,775,986
32.	NET CASH FLOW	$91,891	$1,175,892	$(1,287,416)	$0
33.	CASH—END OF MONTH	$111,524	$1,287,416	$0	$0

Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS-4

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

		SCHEDULE AMOUNT	MONTH June 30, 2003	MONTH 31-Jul-03	MONTH Aujgust 31, 2003
ACCOUNTS RECEIVABLE AGING
1.	0-30	$10,776,600	$6,751,212	$5,354,644	$5,499,142
2.	31-60	$353,862	$67,541	$2,272,138	$2,437,546
3.	61-90	$57,502	$546,662	$374,256	$838,504
4.	91+	$429,674	$882,641	$1,136,681	$932,301
5.	TOTAL ACCOUNTS RECEIVABLE	$11,617,637	$8,248,056	$9,137,719	$9,707,493
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$447,261	$462,308	$497,665	$507,463
7.	ACCOUNTS RECEIVABLE (NET)	$11,170,376	$7,785,748	$8,640,054	$9,200,030

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	August 31, 2003

		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL	$338,108	$0	$0	$0	$338,108
2.	STATE	$9,172	$0	$0	$0	$9,172
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$0	$0	$0	$0	$0
5.	TOTAL TAXES PAYABLE	$347,280	$0	$0	$0	$347,280
6.	ACCOUNTS PAYABLE	$(1,859,502)	$(468,058)	$(1,167,965)	$(15,196)	$(3,510,720)

STATUS OF POSTPETITION TAXES			MONTH:	August 31, 2003

		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**	$1,118	$38,779	$29,370	$10,526
2.	FICA-EMPLOYEE**	$693	$22,224	$16,215	$6,702
3.	FICA-EMPLOYER**	$693	$22,224	$16,215	$6,702
4.	UNEMPLOYMENT	$5	$119	$84	$40
5.	INCOME	$314,139	$0	$0	$314,139
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$316,648	$83,346	$61,885	$338,109
STATE AND LOCAL
8.	WITHHOLDING	$311	$10,826	$7,942	$3,195
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$29	$910	$663	$276
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$4,050	$1,650	$0	$5,700
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL	$4,390	$13,386	$8,605	$9,171
16.	TOTAL TAXES	$321,038	$96,732	$70,490	$347,280

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS-5

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	August 31, 2003
BANK RECONCILIATIONS

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	Bank One	Suntrust
B.	ACCOUNT NUMBER:	629609132	0008800770268
C.	PURPOSE (TYPE):	Commercial Checking	Petty Cash
1.	BALANCE PER BANK STATEMENT	$50,697	$9,379		$60,076
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0			$0
3.	SUBTRACT: OUTSTANDING CHECKS	$(619,429)	$(9,379)		$(628,808)
4.	OTHER RECONCILING ITEMS	$568,732	$0		$568,732
5.	MONTH END BALANCE PER BOOKS	$0	$(0)		$(0)
6.	NUMBER OF LAST CHECK WRITTEN	62916

INVESTMENT ACCOUNTS
BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE

7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND
	Petty Cash for IL $ and CA $
13.	TOTAL CASH—END OF MONTH				$(0)

Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS-6

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

		MONTH:	August 31, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Daisytek, Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	See Daisytek, Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE

PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
	0.00	0.00	0.00
	0.00	0.00	0.00
	0.00	0.00	0.00
	0.00	0.00	0.00
	0.00	0.00	0.00
	0.00	0.00	0.00

Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS-7

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: August 31, 2003

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

See attached schedule for Question 4 and 11 detail.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Daisytek, Incorporated